(n)(1)(A)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED MULTIPLE CLASS PLAN

PURSUANT TO RULE 18f-3

for

ING INVESTORS TRUST

Series	Classes
	Adviser	Institutional	Service	Service 2
ING American Funds Asset Allocation Portfolio	No class designation
ING American Funds Bond Portfolio	No class designation
ING American Funds Global Growth and Income Portfolio	No class designation
ING American Funds Growth Portfolio	No class designation
ING American Funds Growth-Income Portfolio	No class designation
ING American Funds International Growth and Income Portfolio	No class designation
ING American Funds International Portfolio	No class designation
ING American Funds World Allocation Portfolio	No class designation
ING Artio Foreign Portfolio	X	X	X	X
ING BlackRock Inflation Protected Bond Portfolio	X	X	X	N/A
ING BlackRock Large Cap Growth Portfolio	X	X	X	X
ING BlackRock Large Cap Value Portfolio	X	X	X	X
ING Clarion Global Real Estate Portfolio	X	X	X	X
ING Clarion Real Estate Portfolio	X	X	X	X
ING DFA Global Allocation Portfolio	X	X	X	N/A
ING DFA World Equity Portfolio	X	X	X	N/A
ING FMRSM Diversified Mid Cap Portfolio	X	X	X	X
ING Franklin Income Portfolio	X	X	X	X
ING Franklin Mutual Shares Portfolio	X	X	X	N/A
ING Franklin Templeton Founding Strategy Portfolio	X	X	X	N/A
ING Global Resources Portfolio	X	X	X	X
ING Goldman Sachs Commodity Strategy Portfolio	X	X	X	X
ING Janus Contrarian Portfolio	X	X	X	X
ING JPMorgan Emerging Markets Equity Portfolio	X	X	X	X
ING JPMorgan Small Cap Core Equity Portfolio	X	X	X	X
ING Large Cap Growth Portfolio	X	X	X	X
ING Limited Maturity Bond Portfolio	X	X	X	N/A
ING Liquid Assets Portfolio	N/A	X	X	X
ING Lord Abbett Growth and Income Portfolio	X	X	X	X
ING Marsico Growth Portfolio	X	X	X	X

(n)(1)(A)(i)

Series	Classes
	Adviser	Institutional	Service	Service 2
ING Marsico International Opportunities Portfolio	X	X	X	X
ING MFS Total Return Portfolio	X	X	X	X
ING MFS Utilities Portfolio	X	X	X	X
ING Morgan Stanley Global Franchise Portfolio	X	X	X	X
ING Morgan Stanley Global Tactical Asset Allocation Portfolio	X	N/A	X	N/A
ING Oppenheimer Active Allocation Portfolio	N/A	N/A	X	N/A
ING PIMCO High Yield Portfolio	X	X	X	X
ING PIMCO Total Return Bond Portfolio	X	X	X	X
ING Pioneer Equity Income Portfolio	X	X	X	X
ING Pioneer Fund Portfolio	X	X	X	N/A
ING Pioneer Mid Cap Value Portfolio	X	X	X	X
ING Retirement Conservative Portfolio	X	X	N/A	N/A
ING Retirement Growth Portfolio	X	X	N/A	N/A
ING Retirement Moderate Growth Portfolio	X	X	N/A	N/A
ING Retirement Moderate Portfolio	X	X	N/A	N/A
ING T. Rowe Price Capital Appreciation Portfolio	X	X	X	X
ING T. Rowe Price Equity Income Portfolio	X	X	X	X
ING Templeton Global Growth Portfolio	X	X	X	X
ING U.S. Stock Index Portfolio	X	X	X	X
ING Van Kampen Growth and Income Portfolio	X	X	X	X
ING Wells Fargo Health Care Portfolio	X	X	X	X

Date Last Approved: November 18, 2010

Effective Date: December 14, 2010

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